UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): June 3, 2009

SanDisk Corporation
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-26734 (Commission File No.)	77-0191793 (I.R.S. Employer Identification Number

601 McCarthy Boulevard, Milpitas, California  95035

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (408) 801-1000

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provision (see General Instruction A.2. below):
☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 8.01 Other Events

Item 9.01 Financial Statements and Exhibits

SIGNATURES

EXHIBIT INDEX

EXHIBIT 23.1

EXHIBIT 99.1

EXHIBIT 99.2

EXHIBIT 99.3

EXHIBIT 99.4

Item 8.01 Other Events

SanDisk Corporation (the “Company”) is filing this Current Report on Form 8-K in order to recast its consolidated financial statements as of December 28, 2008 and December 30, 2007 and for each fiscal year in the three-year period ended December 28, 2008 and the related Selected Financial Data, Management’s Discussion and Analysis of Results of Operations and Financial Condition and the Computation of Ratio of Earnings to Fixed Charges, to reflect the Company’s retrospective application of Financial Accounting Standards Board Staff Position (“FSP”) APB 14-1 (“FSP APB 14-1”), Accounting for Convertible Debt Instruments That May Be Settled in Cash Upon Conversion (Including Partial Cash Settlement), and retrospective application of the disclosure requirements of Statement of Financial Accounting Standards No. 160 (“SFAS 160”), Noncontrolling Interests in Consolidated Financial Statements, an amendment of ARB No. 51, which were adopted by the Company on December 29, 2008.  These changes were previously reflected in the Company’s most recent Quarterly Report on Form 10-Q for the quarter ended March 29, 2009 that was filed with the Securities and Exchange Commission on May 7, 2009.

This Current Report on Form 8-K updates the following information in the Company’s Annual Report on Form 10-K/A for the year ended December 28, 2008, filed on February 26, 2009, to reflect the adoption of FSP APB 14-1 and SFAS 160:

Form 10-K/A: Part II, Item 6. Selected Financial Data
Form 10-K/A: Part II, Item 7. Management’s Discussion and Analysis of Results of Operations and Financial Condition
Form 10-K/A: Part II, Item 8. Financial Statements and Supplementary Data (revisions to notes 1, 2, 4, 7, 11, 12, 18 and 19)
Form 10-K/A: Exhibit 12.1. Computation of ratio of earnings to fixed charges

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Number	Description of Document
23.1	Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm.
99.1	“Item 6. Selected Financial Data” of the Company’s Annual Report on Form 10-K/A for the fiscal year ended December 28, 2008.
99.2	“Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations” of the Company’s Annual Report on Form 10-K/A for the fiscal year ended December 28, 2008.
99.3	“Item 8. Financial Statements and Supplementary Data” of the Company’s Annual Report on Form 10-K/A for the fiscal year ended December 28, 2008.
99.4	“Exhibit 12.1. Computation of ratio of earnings to fixed charges” of the Company’s Annual Report on Form 10-K/A for the fiscal year ended December 28, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 3, 2009
SANDISK CORPORATION

	By:	/s/ Judy Bruner
	Name:	Judy Bruner
	Title:	Executive Vice President, Administration and Chief Financial Officer (Principal Financial and Accounting Officer)

EXHIBIT INDEX

Exhibit Number	Description of Document
23.1	Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm.
99.1	Item 6. Selected Financial Data” of the Company’s Annual Report on Form 10-K/A for the fiscal year ended December 28, 2008.
99.2	“Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations” of the Company’s Annual Report on Form 10-K/A for the fiscal year ended December 28, 2008.
99.3	“Item 8. Financial Statements and Supplementary Data” of the Company’s Annual Report on Form 10-K/A for the fiscal year ended December 28, 2008.
99.4	“Exhibit 12.1. Computation of ratio of earnings to fixed charges” of the Company’s Annual Report on Form 10-K/A for the fiscal year ended December 28, 2008.